UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 14, 2004
                                                           ------------

                            COMTEX NEWS NETWORK, INC.
                            -------------------------
             (Exact Name of Registrant as Specified in its Charter)

    Delaware                           0-10541                   13-3055012
-----------------------------     ------------------             ----------
(State or Other Jurisdiction)    (Commission File No.)        (I.R.S. Employer
      of Incorporation)                                      Identification No.)


625 N. Washington Street, Suite 301, Alexandria, Virginia             22314
---------------------------------------------------------             -----
(Address of Principal Executive Offices)                           (Zip Code)

Registrant's telephone number, including area code:  (703) 820-2000
                                                     --------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events and Regulation FD Disclosure
         -----------------------------------------

         On May 14, 2004, Comtex News Network, Inc. issued a press release announcing the appointment of Matthew Ball to the position of Chief Financial Officer and Vice President, Finance. The press release is attached as Exhibit
99.1 to this report.

Item 7.  Financial Statements and Exhibits
         ---------------------------------
(a)      Financial Statements of businesses acquired. Not Applicable.

(b)      Pro forma financial information. Not Applicable.

(c)      Exhibits.

         The following Exhibits are attached as part of this report:

         99.1     Press Release of Comtex News Network, Inc. dated May 14, 2004.

         99.2     Press Release of Comtex News Network, Inc. dated May 17, 2004.

Item 12. Results of Operations and Financial Condition
         ---------------------------------------------
         On May 17, 2004, Comtex News Network, Inc. issued a press release relating to its earnings for the quarter ended March 31, 2004. The press release is attached as Exhibit 99.2 to this report.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                               COMTEX NEWS NETWORK, INC.



DATE: May 19, 2004                          By: /s/ Matthew Ball
                                               --------------------------------
                                               Matthew Ball
                                               Vice President and Chief
                                               Financial Officer

                                  EXHIBIT INDEX

Exhibit No.                      Description
-----------                      -----------

   99.1         Press Release of Comtex News Network, Inc. dated May 14, 2004
   99.2         Press Release of Comtex News Network, Inc. dated May 17, 2004